Exhibit 99.2

Notice Regarding Forward Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. © 2024 COMSTOCK INC | NYSE American: LODE

Wednesday, February 28, 2024 12:30 pm EST Agenda: 1. 2023 Financial Results, Updates and 2024 Outlook 2. Overview of The Comstock System 3. Comstock Fuels 4. Comstock Metals 5. Comstock Mining 6. Comstock Innovations 7. General Q&A © 2024 COMSTOCK INC | NYSE American: LODE

Governance Strategic Finance Corporate Strategy Investor Relations Employee Services Accounting & Financial Reporting MarketingStrategic Execution Comstock Platform THE SYSTEM © 2024 COMSTOCK INC | NYSE American: LODE

THE SYSTEM Governance Strategic Finance Corporate Strategy Investor Relations Employee Services Accounting & Financial Reporting MarketingStrategic Execution Comstock Platform Stage 1: Innovate Stage 2: Develop Stage 3: Engineer Stage 4: Activate Comstock Commercialization Process © 2024 COMSTOCK INC | NYSE American: LODE

comstock FUELS

UPLODE24 CONVERGENCE

2023 Accomplishments

- Demonstrated production of commercially available hydrodeoxygenated Bioleum Oil ("HBO")
- Validated yields exceeding 100 gallons per dry tonne of wood on a gasoline gallon equivalent basis ("GGE")
- Confirmed market-leading, extremely low carbon intensity ("CI") score of 15 on our woody biomass fuel solutions
- Secured worldwide rights to RenFuel technology for refining Bioleum, with exclusivity in the Americas
- Executed first commercial biorefinery agreement with an option on our first Sweden-based production joint venture
- Completed techno-economic analysis for deploying Bioleum hub solutions across the Americas

2024 Objectives

Execute multiple, revenue generating commercial agreements for industry-scale joint development projects, including prefeasibility, feasibility, engineering, commissioning, construction, operations, offtake, and feedstock agreements, with operationally experienced, technologically sophisticated, and well capitalized customers

Expand, integrate, and commission a continuous biointermediate production system to produce cellulosic ethanol and HBO for sufficient time to achieve and demonstrate Bioleum derived fuels at TRL 7 within less than 18 months

2023	2024
2) Develop	3) Engineer

© 2024 COMSTOCK INC | NYSE American: LODE

2023 2024 2) Develop 3) Engineer 4) Activate Finalized technology readiness, engineered a system and ordered all production equipment Leased and prepared the demonstration facility for production startup Received all required permits for commencing operations Secured revenue generating contracts and began receiving large quantities of end-of-life materials Advancing the technology readiness for broader material recycling to TRL 7, prioritizing photovoltaics Commissioning and commencing production at the demonstration scale photovoltaic material recycling facility Expanding existing revenue generating supply commitments Finalizing the design and site selection for Comstock’s first few “industry-scale” facilities and commence permitting 2023 Accomplishments 2024 Objectives © 2024 COMSTOCK INC | NYSE American: LODE

comstock MINING
UPLODE24 CONVERGENCE

2023 Accomplishments

Secured a Mineral Exploration and Mining Lease Agreement (the "Mineral Lease") with Mackay Precious Metals Inc. ("Mackay") resulting in annual revenues of over $1.5 million per year for just our northern target properties

Designed, programmed, constructed, launched, and operationalized a first-of-its-kind satellite sensor platform through GenMat's Hyperspectral Remote Sensing Imaging ("HSRI") system, for optimizing future mineral exploration and discovery on the GENMAT-1 satellite

Initiated development of the next-generation, machine-learning based, geological digital "twin" model of our most strategic mine development areas, with future datasets from the HSRI system and enhanced-value, post mining uses

2024 Objectives

Receive cash proceeds of least $2 million from mineral leases leveraging the northern district claims

Commercialize mineral development agreements that enable resource expansion of the central district claims

Develop, with GenMat, AI-based exploration tools, using Comstock's extensive geologic data along with GENMAT-1's hyperspectral imaging solution to condition and develop the AI and ground-truth its predictions

Complete the development and mine plans that enable the economic development of the southern district claims

2023	2024
1) Innovate	2) Develop

© 2024 COMSTOCK INC | NYSE American: LODE